FINANCIAL EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
FINANCIAL EXPENSE [Abstract]
Interest expenses	$ 691	$ 143	$ 107
Fair value adjustments for deferred revenues	0	66	109
Exchange rate loss	(146)	630	828
Bank charges	58	117	101
Financial expenses , net	$ 603	$ 956	$ 1,145